SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                       UNDER SECTION 13 OR 15(d) OF THE
                       SECURITIES EXCHANGE ACT OF 1934

                         Date of Report: July 1, 1999

                      (Date of Earliest Event Reported)

                         COMMAND SECURITY CORPORATION
           (Exact name of Registrant as Specified in its Charter)

                                   New York
                           (State of Incorporation)

                                   0-18684
                           (Commission File Number)

                                  14-1626307
                      (IRS Employer Identification No.)

                Lexington Park, Lagrangeville, New York 12540
                   (Address of Principal Executive Offices)

                                (914) 454-3703
                       (Registrant's Telephone Number)

Item 1-Item 4     Not Applicable.

Item 5  : Other Events.

         On July 1, 1999, Nathan Nelson was appointed to be the Company's Executive Vice President, and Chief Financial Officer. From 1993 through 1998, Mr. Nelson served as Chief Financial Officer for Amana Tool Corporation. From 1998 to 1999, Mr. Nelson served as Treasurer and Chief Financial Officer for Tower Air, Inc. Mr. Nelson has over 29 years of financial management experience. He received a master's degree in finance from St. John's University, and a master's degree in operations research and industrial engineering from New York University.

Item 6            Not Applicable.

Item 7            Financial Statements and Exhibits.

                           (a),(b)

                           (c) Exhibits

                           (i)  Press release dated July 20, 1999

Item 8.           Not applicable.

Item 9.           Not applicable.

                                  SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  July 20, 1999                COMMAND SECURITY CORPORATION


                                          By:/s/ Franklyn H. Snitow
                                             _______________________
                                             Franklyn H. Snitow
                                             Acting President/CEO

FOR IMMEDIATE RELEASE

CONTACT:    William C. Vassell            Donald Radcliffe
            Chairman                      Radcliffe & Associates, Inc.
            Tel: (914) 454-3703           Tel: (212) 605-0174

                         COMMAND SECURITY CORPORATION

                               APPOINTS NEW CFO

Lagrangeville, New York *** July 20, 1999 *** Command Security Corporation (NASDAQ:CMMD) today announced the appointment of Nathan Nelson as Chief Financial Officer and Executive Vice President. Mr. Nelson was formerly CFO and Treasurer of Tower Air, Inc. and has had more than 29 years of financial management experience. His prior experience included positions as CFO of Amana Tool Corporation, Treasurer of the Trump Shuttle, Inc. and USAir Shuttle Inc., and a Corporate Officer at Chase Manhattan and Bankers Trust Company. He received a master's degree in finance from St. John's University and a master's degree in operations research and industrial engineering from NYU. He is married and has two children.

William C. Vassell, Chairman of Command said, "Nathan Nelson brings to Command significant experience in financial management. We are pleased to have Nathan join us and look forward to him playing a significant role in the company as we continue our efforts to improve operations and financial performance."

Statements in this press release other than statements of historical fact are "forward-looking statements." Such statements are subject to certain risks and uncertainties including the demand for the Company's services, litigation, labor market, and other risk factors identified from time to time in the Company's filings with the Securities and Exchange Commission that could cause actual results to differ materially from any forward looking statements. These forward-looking statements represent the Company's judgment as of the date of this release. The Company disclaims, however, any intent or obligation to update these forward-looking statements.

Command Security Corporation provides security services through company-owned offices in New York, New Jersey, California, Illinois, Connecticut, Florida, Georgia and Pennsylvania and provides services to independent security companies nationwide.

0065july